--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 1998


                        CORPORATE OFFICE PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                       0-20047                23-2947217
         --------                       -------                ----------
(State or other jurisdiction of      (Commission             (IRS Employer
      incorporation)                 File Number)        Identification Number)


                           401 City Avenue, Suite 615
                              Bala Cynwyd, PA 19004
                              ---------------------
                    (Address of principal executive offices)


                          One Logan Square, Suite 1105
                             Philadelphia, PA 19103
                             ----------------------
                 (Former address of principal executive offices)


                                 (610) 538-1800
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 1.           Changes in Control of Registrant



         On September 28, 1998, Corporate Office Properties Trust (the "Company"), through affiliates of Corporate Office Properties, L.P. (the "Operating Partnership"), completed a number of transactions (collectively, the "Completed Transactions") pursuant to agreements with affiliates of Constellation Real Estate Group, Inc. (collectively, "Constellation"), a wholly-owned indirect subsidiary of Baltimore Gas and Electric Company ("BGE"), to acquire certain real property, a mortgage and certain other assets owned by Constellation. Consideration for the Completed Transactions consisted of a combination of cash, assumption of debt, Common Shares of Beneficial Interest, par value $.01 per share ("Common Shares") and non-voting Series A Convertible Preferred Shares of Beneficial Interest ("Preferred Shares"). Upon consummation of the Completed Transactions, Constellation became holder of approximately 39% of the Company's outstanding Common Shares. Constellation also was able to designate two new trustees to the Company's Board of Trustees as a right set forth under the terms of the Preferred Shares. Given its position as the largest common shareholder in the Company along with its presence on the Board of Trustees, Constellation will have a significant influence on the Company.



         The Completed Transactions are discussed in greater detail in Item 2.



Item 2.           Acquisition or Disposition of Assets

         On September 28, 1998, the Company, through affiliates of the Operating Partnership, and pursuant to agreements with Constellation to acquire real estate properties and service businesses, settled on the Completed Transactions. Pursuant to the Completed Transactions, the Company acquired from Constellation the following:

           (i)    Title to one operating office property;

           (ii) 100% of the ownership interests in entities which own a total of ten operating properties (nine office properties and one retail property);

           (iii) A 75% ownership interest in one entity which holds a mortgage on a retail property owned by persons not affiliated with either the Company or Constellation;

           (iv)   A 75% ownership interest in Corporate Realty Management, LLC
                  (CRM), formerly Constellation Realty Management, LLC, a real estate management services entity; and

           (v) Certain equipment, furniture and other assets related to Constellation Real Estate, Inc. (CRE).

         Items (i)-(iii) above are referred to herein as the "Constellation Properties," and items (iv) and (v) are referred to herein as the "Constellation Service Companies." The Constellation Properties comprise, in the aggregate, approximately one million rentable square feet of office space and approximately 250,000 rentable square feet of retail space in a total of ten office properties and two retail properties.

Terms of the mortgage referred to in (iii) above are such that the mortgagee has virtually the same economic risks and rewards as if it owned the land and improvements directly.

         Ownership in items (iv) and (v) above were transferred from the Company to Corporate Office Management, Inc. ("COMI"), a newly formed corporation, in exchange for indebtedness and 95% of the capital stock consisting of 1% of the voting common stock in COMI and all of the non-voting common stock in COMI.

     The following table sets forth certain historical information relating to each of the Constellation Properties as of September 30, 1998:

                            CONSTELLATION PROPERTIES



                                                                                     Percentage of
                                                          Percentage                 Total Rental    Total Rental   Major Tenants
                                    Year Built/ Rentable Leased as of   Total Rental  Revenue of     Revenue per    (10% or more
Property Locations (all in Maryland) Renovated   Sq. Ft  Sept. 30, 1998   Revenue    Occupied Sq.Ft. Occupied Sq.Ft.Rentable Sq.Ft.)
                                                              (1)           (2)          (3)              (4)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES:
      One National Business Park          1990   240,336    100.00%      $4,523,256     23.15%          $18.82    U.S. Department of
                                                                                                                  Defense (100%)

      131 National Business Parkway       1990    68,900    100.00%       1,189,305      6.09%           17.26    e.spire
                                                                                                                  Communications
                                                                                                                  (35%)
                                                                                                                  TASC, Inc. (28%)
                                                                                                                  Lockheed Martin
                                                                                                                  Technical (23%)
                                                                                                                  Intel Corporation
                                                                                                                  (14%)

      133 National Business Parkway       1996    88,666     90.60%       1,413,399      7.23%           17.60    e.spire
                                                                                                                  Communications
                                                                                                                  (67%)
                                                                                                                  Applied Signal
                                                                                                                  Technology (23%)

      141 National Business Parkway       1990    86,964     98.42%       1,419,603      7.27%           16.59    Stanford
                                                                                                                  Telecommunications
                                                                                                                  (46%)
                                                                                                                  J.G. Van Dyke &
                                                                                                                  Associates (20%)
                                                                                                                  Harris Data
                                                                                                                  Services(14%)(6)
                                                                                                                  Electronic Data
                                                                                                                  Systems (10%)

      One Constellation Centre       1988-1989   181,236    100.00%       3,508,818     17.96%           19.36    U.S. Department of
                                                                                                                  Treasury (47%)
                                                                                                                  Constellation
                                                                                                                  Properties, Inc.
                                                                                                                  (27%)
                                                                                                                  NRL Federal Credit
                                                                                                                  Union (10%)

      Lakeview at the Greens I            1986    69,194     91.29%       1,029,846      5.27%           16.30    Great West Life &
                                                                                                                  Annuity (17%)
                                                                                                                  Laurel Consulting
                                                                                                                  Group (15%)
                                                                                                                  Moore USA, Inc.
                                                                                                                  (11%)

      Lakeview at the Greens II           1988    71,870     88.70%       1,101,908      5.64%           17.29    Sky Alland
                                                                                                                  Research, Inc.
                                                                                                                  (22%)
                                                                                                                  Greenman-Pedersen,
                                                                                                                  Inc. (15%)

      Three Centre Park                   1987    53,635    100.00%         954,035      4.88%           15.10    COMI (25%)
                                                                                                                  National
                                                                                                                  Association of
                                                                                                                  Credit Management
                                                                                                                  (20%)
                                                                                                                  Reap/REMAX, Inc.
                                                                                                                  (16%)
                                                                                                                  H.C. Copeland
                                                                                                                  Associates (11%)

      Brandon I                           1982    38,513     97.42%         210,643      1.08%            5.61    Rapid Response
                                                                                                                  (50%)
                                                                                                                  BGE (19%)

      Brown's Wharf (5)                   1989   103,670     98.26%       1,562,031      8.00%           15.33    JHIEPGO
                                                                                                                  Corporation (27%)
                                                                                                                  Lista's (14%)

                                               ---------                -----------   --------
   TOTAL OFFICE PROPERTIES                     1,002,984     97.34%     $16,912,844     86.57%          $17.32
                                               ---------                -----------   --------

RETAIL PROPERTIES:
      Cranberry Square                    1991   119,609    100.00%       1,865,010      9.54%           15.59    Giant Food (47%)
                                                                                                                  Staples, Inc.(20%)
                                                                                                                  Toy Works (10%)

      Tred Avon                      1977/1997   129,140     92.09%         759,704      3.89%            6.39    Peebles (27%)
                                                                                                                  Acme Markets (22%)

                                               ---------                -----------   --------
   TOTAL RETAIL PROPERTIES                       248,749     95.89%      $2,624,714     13.43%          $11.00
                                               ---------                -----------   --------

   TOTAL  CONSTELLATION
                                               ---------
     PROPERTIES                                1,251,733     97.05%     $19,537,558    100.00%          $16.08
                                               ---------                -----------   --------
                                               ---------                -----------   --------


(1) The percentage is based on all leases in effect as of September 30, 1998.

(2) Total Rental Revenue is the monthly contractual base rent as of Sept. 30, 1998 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

(3) This percentage is based on the property's rental revenue to Constellation Properties' Total Rental Revenue.

(4) This represents the property's annualized base rent divided by the respective property's leased square feet as of September 30, 1998.

(5) This predominately office property contains 75,998 square feet of office space and 27,672 square feet of retail space.

(6) Harris Data Services Corp. is a subtenant for GTE Government Systems.

         The following schedule sets forth lease expirations for the Constellation Properties for the period October 1, 1998 to December 31, 1998 and annually thereafter, assuming that none of the tenants exercise renewal options:

                            CONSTELLATION PROPERTIES
                          SCHEDULE OF LEASE EXPIRATIONS

                                                                        Total Rental
                                  Rentable                               Revenue of       Percentage
                                   Square    Percentage   Total Rental    Expiring         Of Total
                       Number of  Footage     Of Total     Revenue of     Leases Per        Rental
         Year of        Leases    Of Leases   Leased        Expiring       Rentable        Revenue
       Expiration      Expiring   Expiring   Square Feet   Leases (1)   Square Feet (1)   Expiring (1)
------------------------------------------------------------------------------------------------------

  October 1, 1998 -
  December 31, 1998          7     37,330       3.07%    $    535,608      $ 14.35          2.74%
               1999         28     72,690       5.98%       1,034,920        14.24          5.30%
               2000         25    159,554      13.14%       2,499,523        15.67         12.79%
               2001         26    157,960      13.00%       2,351,618        14.89         12.05%
               2002         10     68,273       5.62%         725,833        10.63          3.72%
               2003         25    285,367      23.49%       4,967,179        17.41         25.42%
               2004          5     42,415       3.49%         707,835        16.69          3.62%
               2005          1     24,255       2.00%         414,423        17.09          2.12%
               2006          1     12,330       1.01%         150,934        12.24          0.77%
               2007          -        -         0.00%             -              -          0.00%
               2008 (2)      3    269,341      22.18%       4,934,084        18.32         25.25%
2009 and Thereafter          4     85,343       7.02%       1,215,601        14.24          6.22%
                           ---    -------     -------    ------------                     -------

            TOTALS         135  1,214,858     100.00%    $ 19,537,558      $ 16.08        100.00%
                           ---  ---------     -------    ------------                     -------
                           ---  ---------     -------    ------------                     -------

          (1) Total Rental Revenue is the monthly contractual base rent as of September 30, 1998 multiplied by 12, plus the estimated annualized expense reimbursements under existing leases.

          (2) One tenant with 240,336 square feet and remitting $4,523,256 of annualized September 30, 1998 total rental revenue leases space under a one year lease with 14 consecutive automatic one year renewals. This lease has been presented as expiring in the year 2008 in the above table.

         Constellation also granted to the Company certain options and rights of first refusal to purchase undeveloped land totaling 91 acres in three locations adjacent to certain of the Constellation Properties with aggregate office development potential of approximately 1.7 million square feet at September 30, 1998. In addition, a significant number of those persons previously employed by CRE engaged in the operation of the Constellation Properties became employees of affiliates of the Company.

         The Constellation Properties and the Constellation Service Companies were acquired for aggregate values of $143.6 million and $2.5 million, respectively. The total consideration of the Completed Transactions consisted of
(i) $59.6 million in debt of the Constellation Properties assumed, (ii) 6,182,634 Common Shares in the Company (issued at $10.50 per share) and (iii) 865,566 Preferred Shares in the Company (issued at $25.00 per share). Of the Constellation Properties debt assumed, $1.5 million was paid down at the closing of the Completed Transactions using proceeds from the Company's secured revolving credit facility. In addition, the Company expects to pay down an additional $27.7 million of the assumed debt with the proceeds of an $85 million, 10 year loan from Teachers Insurance and Annuity Association of America (the "TIAA Loan"), a loan anticipated to close by October 21, 1998. The TIAA Loan is expected to bear interest at a fixed-rate of 6.89% and provide for monthly payments of principal and interest based on a 25-year amortization schedule. The TIAA Loan is expected to be cross-collateralized by seven of the Constellation Properties acquired in the Completed Transactions and two additional Properties to be acquired by the Company from Constellation at a later date (see Item 5). The Company can provide no assurance that financing under the TIAA Loan will be available at the terms disclosed above.

         The following schedule presents the material terms of the assumed debt which will not be repaid from the TIAA Loan proceeds:

          Lender                             Amount         Interest                                     Maturity
          ------                            Assumed           Rate                 Terms                   Date
                                            -------           ----                 -----                   ----
Security Life of Denver Insurance Co.     $ 9,555,574         7.5%            Monthly Principal and      10/31/05
                                                                              Interest of $73,899
NationsBank, N.A.                           9,514,066       LIBOR +           Monthly Principal of        1/15/99
                                                               2%             $35,253 Plus Interest
Mercantile-Safe Deposit and Trust Co.       8,437,989       Prime +           Monthly Principal and       7/01/99
                                                             1/2%             Interest of $65,922
Provident Bank of Maryland                  2,927,680       LIBOR +           Monthly Principal of        9/01/00
                                          -----------        1.75%            $6,780 Plus Interest
                                          $30,435,309
                                          -----------
                                          -----------



         The material terms of the Preferred Shares follow:

         The Preferred Shares are convertible after the Standstill Period described below into Common Shares on the basis of 1.8748 Common Shares for each Preferred Share (subject to adjustment upon certain events, such as dividends paid in Common Shares). The "Standstill Period" is defined as the period ending on the earliest of (i) two years after the issuance of the Preferred Shares,
(ii) a change of control or liquidation of the Trust or (iii) a date established by the Board of Trustees. Upon conversion, the holders of Preferred Shares are entitled to all accrued and unpaid dividends. Notwithstanding the foregoing, Preferred Shares held by Constellation may not be converted into Common Shares if after such conversion Constellation and its affiliates would own 45% or more of the Company's outstanding Common Shares but Constellation may tender its Preferred Shares (for conversion at a later date when that ownership test is satisfied) and upon such tender begin to receive dividends on Common Shares into which the Preferred Shares would have been converted but for that ownership test.

         Except as set forth below and as required by applicable law, the Preferred Shares do not entitle the holder thereof to any vote. If an amendment to the Company's Declaration of Trust or a reclassification of Preferred Shares would amend, alter or repeal any of the rights, preferences or powers of the Preferred Shares or create a class of shares senior to the Preferred Shares, then the affirmative vote of holders of two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required for its adoption. During the Standstill Period described above, the affirmative vote of two-thirds of the outstanding Preferred Shares will also be required prior to consummation of any transaction where the Trust would issue its Common Shares with an aggregate market price in excess of $50 million at a price per share less than $9.50, subject to adjustment upon the occurrence of certain events. Constellation has the right to designate up to two members of the Board of Trustees depending on Constellation's ownership percentage of outstanding Shares. This right is set forth as a term of the Preferred Shares, such that so long as Constellation holds any Preferred Shares (and it owns the requisite amount of

Common Shares), Constellation will have the right to designate up to two Trustees. If the Trust fails to pay two consecutive quarterly dividends payments on the Preferred Shares, then the holders of the Preferred Shares would be entitled to elect two additional members to the Board of Trustees.

         Holders of Preferred Shares are entitled to cumulative dividends, payable quarterly and in preference to dividends payable on Common Shares, accruing from the date of issue, when, as and if declared by the Board of Trustees out of funds legally available therefor, at the annual rate of $1.375 per share, which is 5.5% of the $25.00 liquidation preference of the Preferred Shares.

         In the event of any liquidation, dissolution or winding up of the Company's affairs, voluntary or otherwise, holders of Preferred Shares will be entitled to receive, out of the assets of the Company legally available for distribution to its shareholders, the sum of $25.00 for each Preferred Share, plus an amount equal to all dividends accrued and unpaid on each such Preferred Share up to the date fixed for distribution, before any distribution may be made to holders of the Company's Common Shares.


         In connection with the Completed Transactions, the Company's Board of Trustees was expanded from a composition of seven to nine Trustees. The two new Trustees, designated by Constellation pursuant to its right as the holder of Preferred Shares, are Edward A. Crooke, Chairman of Constellation Enterprises, Inc. and Vice Chairman of BGE and Steven D. Kesler, President of Constellation Investments, Inc. and new President of Constellation Real Estate Group, Inc. Mr. Crooke will be a Class III Trustee whose term expires in 2001, and Mr. Kesler will be a Class II Trustee whose term expires in 2000. If any member of the Board of Trustees designated by Constellation shall withdraw for any reason, Constellation shall have the right to designate such withdrawing Trustee's replacement. Thereafter, Constellation shall be entitled to designate two Trustees as long as it owns any Preferred Shares and at least 30% of the Company's outstanding Common Shares, and shall be entitled to designate one Trustee as long as it owns any Preferred Shares and less than 30% but more than 15% of the outstanding Common Shares. The foregoing calculations are to include as outstanding the Common Shares owned by Constellation as well as the Common Shares issuable upon conversion of Preferred Shares owned by Constellation.

         Jay H. Shidler remains as Chairman and Clay W. Hamlin, III remains as Chief Executive Officer of the Company. Randall M. Griffin, formerly President of Constellation Real Estate Group, Inc. ("CREG"), has become President and Chief Operating Officer of the Company. In addition, Roger A. Waesche, Jr., formerly Senior Vice President of Finance of CRE and John H. Gurley, formerly Vice President and General Counsel of CRE, as well as certain other officers of CRE, have assumed positions with the Company similar to those held by them with CRE.

         The Company's headquarters remains in Pennsylvania. Acquisition and capital market activities will be conducted out of the suburban Philadelphia office. The Company also occupies a portion of the space previously occupied by CRE in Columbia, Maryland (in a building which was acquired by the Company), where the CRE personnel who became employees of affiliates of the Company will perform the Company's operations, asset management, property management, development, construction and accounting functions.

Item 5.           Other Events


         On September 28, 1998, the Company through affiliates of the Operating Partnership, closed on the Completed Transactions pursuant to agreements with Constellation to acquire real estate properties and service businesses. Certain property acquisitions covered under the agreements between the Company and Constellation as approved by shareholders of the Company pursuant to its July 22, 1998 proxy statement and related special meeting of shareholders were not completed on September 28, 1998 (collectively, the "Pending Transactions"). The Pending Transactions include the following:



         (i) Acquisition of 100% of the ownership interests in entities which own two newly-constructed operating office properties;

         (ii) Acquisition of 100% ownership interest in an entity which owns a retail property (on which construction is nearing completion); and

         (iii)Acquisition of 100% ownership interests in entities which own two office properties currently under construction.



         The acquisitions in Items (i) and (iii) above are anticipated to occur by the end of 1998. The acquisition described in Item (ii) above is anticipated to occur in early 1999.



         The property covered under the acquisition agreements between the Company and Constellation as approved by shareholders of the Company pursuant to its July 22, 1998 proxy statement also included a 60% ownership interest in an entity which owns a retail property currently under construction. The agreement to acquire this property was terminated at the election of the Company by mutual agreement with Constellation; therefore, this acquisition will not occur.



Item 7.           Financial Statements and Exhibits



         (a)   Financial Statements of Businesses Acquired

            The combined financial statements of the businesses acquired will be filed by amendment.



         (b)   Pro Forma Financial Information

            The pro forma condensed consolidated financial statements of the Company will be filed by amendment.



         (c)  Exhibits

Exhibits

Exhibit Number                    Description
--------------                    -----------
2.1                               Contribution Agreement, dated May 14, 1998, between the Company, the
                                  Operating Partnership and certain Constellation affiliates (filed as Exhibit
                                  A of the Company's Schedule 14A Information on June 26, 1998, and
                                  incorporated herein by reference).

2.2                               Service Company Contribution Agreement, dated May 14, 1998, between the
                                  Company, the Operating Partnership and certain Constellation affiliates
                                  (filed as Exhibit B of the Company's Schedule 14A Information on June 26,
                                  1998, and incorporated herein by reference).

2.3                               First Amendment to Contribution Agreement, dated July 16, 1998, between
                                  Constellation Properties, Inc. and certain entities controlled by
                                  Constellation Properties, Inc.

2.4                               Second Amendment to Contribution Agreement, dated September 28, 1998, between
                                  Constellation Properties, Inc. and certain entities controlled by
                                  Constellation Properties, Inc.

2.5                               First Amendment to Amended and Restated
                                  Limited Partnership Agreement of Corporate
                                  Office Properties Limited Partnership, dated
                                  September 28, 1998.

4.1                               Articles Supplementary of Corporate Office Properties Trust Series A
                                  Convertible Preferred Shares, dated September 28, 1998.

10.1                              Option Agreement, dated May 14, 1998, between the Operating Partnership and
                                  NBP-III, LLC (a Constellation affiliate) (filed as Exhibit C of the Company's
                                  Schedule  14 A  Information  on June 26, 1998, and incorporated herein by reference).

10.2                              Option Agreement, dated May 14, 1998, between the Operating Partnership and
                                  Constellation  Gatespring II, LLC (a Constellation affiliate) (filed as
                                  Exhibit D of the Company's Schedule 14 A Information on June 26, 1998 and
                                  incorporated herein by reference).

10.3                              First  Amendment to Option Agreement, dated June 22, 1998, between the
                                  Operating Partnership and NBP-III, LLC (a Constellation affiliate) (filed as
                                  Exhibit E of the Company's Schedule 14A Information on June 26, 1998 and
                                  incorporated herein by reference).

10.4                              First Amendment to Option Agreement, dated June 22, 1998, between the
                                  Operating Partnership and Constellation Gatespring II, LLC (a Constellation
                                  affiliate) (filed as Exhibit F of the Company's Schedule 14 A Information on
                                  June 26, 1998 and incorporated herein by reference).

10.5                              Development Property Acquisition Agreement, dated May 14, 1998, between the
                                  Operating Partnership and CPI Piney Orchard Village Center, Inc. (a
                                  Constellation affiliate) (filed as Exhibit H of the Company's Schedule 14A
                                  Information on June 26, 1998, and incorporated herein by reference).

Exhibit Number                    Description
--------------                    -----------
10.6                              Amended and Restated Deed of Trust Note, dated October 6, 1995, between
                                  Cranberry-140 Limited Partnership and Security Life of Denver Insurance
                                  Company.

10.7                              Loan Modification Agreement, dated September
                                  28, 1998, between Cranberry-140 Limited
                                  Partnership and Security Life of Denver
                                  Insurance Company.

10.8                              Promissory Note, dated September 15, 1995, between Tred Lightly Limited
                                  Liability Company and Provident Bank of Maryland.

10.9                              Allonge to Promissory Note, dated September 28, 1998, between Tred Lightly
                                  Limited Liability Company and Provident Bank of Maryland.

10.10                             Third Loan Modification and Extension Agreeement, dated November 12, 1997, between St. Barnabus Limited Partnership, Constellation Properties, Inc. and
                                  NationsBank, N.A.

10.11                             Fourth Loan Modification Agreement dated September 28, 1998 between St.
                                  Barnabus Limited Partnership, Constellation Properties, Inc. and NationsBank,
                                  N.A.

10.12 Deed of Trust Note, dated September 20, 1988, between Brown's Wharf Limited Partnership and
                                  Mercantile-Safe Deposit and Trust Company.

10.13                             Extension Agreement and Allonge to Deed of Trust Note, dated July 1, 1994, between Brown's Wharf Limited Partnership and Mercantile-Safe Deposit and
                                  Trust Company.

10.14                             Employment Agreement, dated September 28, 1998 between Corporate Office
                                  Management, Inc. and Randall M. Griffin.

10.15                             Employment Agreement, dated September 28, 1998 between Corporate Office
                                  Management, Inc. and Roger A. Waesche, Jr.

10.16                             Employment Agreement, dated September 28, 1998 between Corporate Realty
                                  Management, LLC and Michael D. Kaiser.

10.17                             Consulting Services Agreement, dated April 28,
                                  1998 between the Company and Net Lease Finance
                                  Corp., doing business as Corporate Office
                                  Services.

10.18                             Project Consulting and Management Agreement, dated September 28, 1998, between Constellation Properties, Inc. and COMI.

10.19                             Option Agreement, dated September 28, 1998,
                                  between Jolly Acres Limited Partnership and Arbitrage Land Limited Partnership
                                  and the Operating Partnership.

10.20                             Right of First Refusal Agreement, dated September 28, 1998, between Constellation
                                  Properties, Inc. and the Operating Partnership.

10.21                             Right of First Refusal Agreement, dated September 28, 1998, between 257 Oxon,
                                  LLC and the Operating Partnership.

99.1                              Press Release dated May 15, 1998 regarding the Company's entrance into a series of agreements through affiliates of the Operating Partnership with
                                  Constellation and certain Constellation affiliates to acquire real estate properties and service businesses (filed with the Company's Current report on
                                  Form 8-K on May 29, 1998, and incorporated herein by reference).

99.2 Press Release, dated July 22, 1998, regarding the Company establishing a date for a special shareholders meeting to consider Constellation transaction.

Exhibit Number                    Description
--------------                    -----------
99.3                              Press release, dated August 21, 1998, announcing the shareholders approval of the Constellation transaction.

99.4                              Definitive Proxy Statement for August 21, 1998 Special Meeting of
                                  Shareholders.

99.5                              Press Release dated September 29, 1998 regarding the Company's closing of the
                                  Constellation Transaction.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 1998


                                               CORPORATE OFFICE PROPERTIES TRUST


                                               By:   /s/ Clay W. Hamlin, III
                                                   ----------------------------
                                               Name: Clay W. Hamlin, III
                                               Title: Chief Executive Officer


                                               By:   /s/ Randall M. Griffin
                                                   ----------------------------
                                               Name: Randall M. Griffin
                                               Title: President and
                                                      Chief Operating Officer